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                                                                   EXHIBIT 23(i)

                    INDEPENDENT AUDITOR'S CONSENT

In Home Health, Inc.

We hereby consent to the incorporation by reference in this registration statement of our report dated November 22, 1995, except for the second paragraph of Note 3, as to which the date is December 14, 1995 appearing in the Annual Report on Form 10-K of In Home Health, Inc. for the year ended September 30, 1995.


                                  DELOITTE & TOUCHE L.L.P.

Minneapolis, Minnesota
July 3, 1996

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